United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Managed Pool Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  12/31/08

Date of Reporting Period:  Fiscal year ended 12/31/08

Item 1.                      Reports to Stockholders

Federated Corporate Bond Strategy Portfolio

A Portfolio of Federated Managed Pool Series

ANNUAL SHAREHOLDER REPORT
December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured - May Lose Value - No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31		Period Ended
	2008	2007	12/31/2006 [1]
Net Asset Value, Beginning of Period	$10.21	$10.33	$10.00
Income From Investment Operations:
Net investment income	0.58	0.62	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(1.44)	(0.10)	0.34
TOTAL FROM INVESTMENT OPERATIONS	(0.86)	0.52	0.67
Less Distributions:
Distributions from net investment income	(0.58)	(0.62)	(0.33)
Distributions from net realized gain on investments and futures contracts	(0.01)	(0.02)	(0.01)
TOTAL DISTRIBUTIONS	(0.59)	(0.64)	(0.34)
Net Asset Value, End of Period	$8.76	$10.21	$10.33
Total Return[2]	(8.75)%	5.22%	6.78%

Ratios to Average Net Assets:
Net expenses	0.00%	0.00%	0.00%[3]
Net investment income	6.03%	6.09%	6.07%[3]
Expense waiver/reimbursement[4]	2.40%	4.89%[5]	6.04%[3,5]
Supplemental Data:
Net assets, end of period (000 omitted)	$12,525	$7,797	$5,165
Portfolio turnover	89%	29%	20%
1Reflects operations for the period from June 20, 2006 (start of performance) to December 31, 2006.

2Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3Computed on an annualized basis.

4This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Additional information relating to contractual expense waivers, which has no effect on net expenses, net investment income and net assets previously reported, has been provided to conform to the current year presentation.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$918.30	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.14	$0.00

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management’s Discussion of Fund Performance (UNAUDITED)

The fund’s total return, based on net asset value, for the 12-month reporting period ended December, 31 2008 was (8.75)%. The total return of the Baa component of the Barclays Capital U.S. Credit Index1, the fund’s benchmark, was (8.67)% during the same period. The fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

During the period, the most significant factors affecting the fund’s performance were: (1) individual security selection within various sectors; (2) sector/industry selection; (3) duration2 (which indicates the portfolio’s price sensitivity to interest rates)3; and (4) the selection of securities with different maturities (expressed by a “yield curve” showing the relative yield of similar securities with different maturities).

MARKET OVERVIEW
The 12-month reporting period began in a slowing economy driven by the housing and credit crisis. The National Bureau of Economic Research recognized late in the year that a recession actually started December 2007. The bailout of Bear Stearns in the first half of the year was a signal of things to come.  After a record run-up and subsequent decline in oil prices, inflation fears began to subside as the overall economy worsened and the financial industry experienced a number of bankruptices and direct government investment stemming from significant asset write-downs. The credit markets essentially froze for a time in the fourth quarter as banks were unwilling to lend and credit spreads reached levels not seen since the 1930s. During the reporting period, the Federal Reserve (the Fed) lowered short term rates seven times, with the latest move unprecedented in that it targeted the federal funds rate to a range of 0.00% to 0.25%.

Typical to weak economic times, yields fell for U.S. Treasuries, as investors sought higher quality securities. The 2-year U.S. Treasury yield fell by 2.27% while the 30-year fell 1.81%. Investment grade corporate spreads, however, widened significantly compared to their Treasury benchmarks, ending 2008 at an average spread of 580 basis points. The Baa component of the Barclays Capital U.S. Credit Index widened to a spread of 688 basis points producing an excess return of (23.94)%.

SECURITY SELECTION
Individual security selection significantly added to fund performance, though volatility was extremely high with specific holdings both adding and detracting from fund performance. The most significant positive contributor was a position in General Mills, a packaged consumer foods company. Other bond issuers that contributed positively to performance included ACE INA Holdings, a property and casualty insurer; BlackRock Inc., an investment advisor; United Mexican States, a sovereign government; and Citigroup, a diversified financial services company. Bond issuer holdings that detracted from fund performance included Lehman Brothers, an investment bank that filed for bankruptcy; Textron Financial Corp, a finance subsidiary of an industrial products company; Washington Mutual Bank, a thrift that filed for bankruptcy; Daimler Chrysler, an auto maker; and Wyndham Worldwide, an operator of hotel chains.

SECTOR/INDUSTRY SELECTION
The decision to maintain a higher quality portfolio defined as securities rated better than Baa positively affected relative fund performance. Baa corporate securities underperformed compared to A and Aa securities as the credit crisis worsened. Partially offsetting this was an overweight to the finance sector, since many of these securities were rated above Baa, with brokerage and insurance reporting the poorest performance.

DURATION STRATEGY
The duration of the portfolio detracted from fund performance as the fund was positioned shorter relative to the benchmark through the year. Thus, the fund did not experience as much price appreciation as the benchmark during the reporting period as interest rates fell.

YIELD CURVE STRATEGY
The fund yield curve strategy was a significant negative contributor to performance as the fund was positioned for a steeper yield curve with a bulleted structure centered in the intermediate part of the curve (7-8 years). The strategy added to portfolio performance through November however a flattening of the yield curve in December, with U.S. Treasury securities maturing over 7-years showing a greater decline in yield than shorter maturities, caused the underperformance.

1 The BCUSCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

2 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

3 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Corporate Bond Strategy Portfolio (the “Fund”) from June 20, 2006 (start of performance) to December 31, 2008 compared to the Baa (BBB) Component of the Barclays Capital U.S. Credit Index (BCUSCI).2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(8.75)%
Start of Performance (6/20/2006)	0.98%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund.

2The BCUSCI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table (UNAUDITED)

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
Corporate Debt Securities	89.1%
Foreign Government Debt Securities	7.6%
U.S. Treasury Securities	2.2%
Cash Equivalents[2]	0.4%
Other Assets and Liabilities – Net[3]	0.7%
TOTAL	100.0%
1See the Fund’s Prospectus and Statement of Additional Information for a description of these security types.

2Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Principal Amount or Shares			Value
		CORPORATE BONDS—89.1%
		Basic Industry - Chemicals—2.1%
$15,000		Albemarle Corp., Sr. Note, 5.10%, 2/1/2015	$13,212
30,000		Praxair, Inc., 4.625%, 3/30/2015	28,463
135,000		RPM International, Inc., 6.50%, 2/15/2018	122,508
100,000		Rohm & Haas Co., 6.00%, 9/15/2017	93,060
		TOTAL	257,243
		Basic Industry - Metals & Mining—3.3%
95,000		Alcoa, Inc., Note, 5.55%, 2/1/2017	75,449
100,000		ArcelorMittal, 6.125%, 6/1/2018	68,060
75,000		Barrick Gold Corp., 4.875%, 11/15/2014	67,718
100,000		Newmont Mining Corp., Company Guarantee, 5.875%, 4/1/2035	57,464
50,000		Rio Tinto Finance USA Ltd., 5.875%, 7/15/2013	40,160
50,000		Rio Tinto Finance USA Ltd., 6.50%, 7/15/2018	35,981
100,000		Xstrata Canada Corp., 6.00%, 10/15/2015	70,590
		TOTAL	415,422
		Basic Industry - Paper—0.5%
100,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	68,185
		Capital Goods - Aerospace & Defense—3.5%
125,000	[1,2]	BAE Systems Holdings, Inc., 5.20%, 8/15/2015	117,079
175,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	126,000
115,000		Lockheed Martin Corp., Sr. Note, 4.121%, 3/14/2013	113,147
75,000		Rockwell Collins, Unsecd. Note, 4.75%, 12/1/2013	76,295
		TOTAL	432,521
		Capital Goods - Building Materials—0.7%
100,000		Masco Corp., Note, 5.875%, 7/15/2012	81,695
		Capital Goods - Diversified Manufacturing—4.1%
30,000		Harsco Corp., 5.75%, 5/15/2018	30,577
70,000		Hubbell, Inc., 5.95%, 6/1/2018	69,345
100,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	94,934
100,000		Roper Industries, Inc., 6.625%, 8/15/2013	100,382
50,000		Textron Financial Corp., 5.40%, 4/28/2013	36,241
136,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, 6.00%, 2/15/2067	28,198
75,000		Thomas & Betts Corp., Note, 7.25%, 6/1/2013	75,236
100,000		Tyco Electronics Group SA, 5.95%, 1/15/2014	84,614
		TOTAL	519,527
		Capital Goods - Environmental—1.5%
125,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	122,952
75,000		Waste Management, Inc., Company Guarantee, 7.375%, 5/15/2029	64,225
		TOTAL	187,177
		Communications - Media & Cable—2.2%
75,000		Comcast Corp., 7.05%, 3/15/2033	79,081
125,000		Cox Communications, Inc., Unsecd. Note, 5.45%, 12/15/2014	109,454
100,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.85%, 5/1/2017	90,901
		TOTAL	279,436
		Communications - Media Noncable—1.9%
75,000		British Sky Broadcasting Group PLC, 8.20%, 7/15/2009	75,637
100,000		Grupo Televisa S.A., 6.625%, 3/18/2025	86,000
75,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	81,167
		TOTAL	242,804
		Communications - Telecom Wireless—1.7%
125,000		America Movil S.A.B. de C.V., Note, 5.75%, 1/15/2015	115,430
5,000		Vodafone Group PLC, 5.35%, 2/27/2012	4,957
95,000		Vodafone Group PLC, Note, 5.625%, 2/27/2017	91,649
		TOTAL	212,036
		Communications - Telecom Wirelines—2.7%
125,000		Telecom Italia Capital, Note, 4.875%, 10/1/2010	114,604
40,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	44,711
80,000		Telefonica SA, Sr. Note, 5.855%, 2/4/2013	75,710
100,000		Verizon Communications, Inc., 6.10%, 4/15/2018	99,444
		TOTAL	334,469
		Consumer Cyclical - Automotive—1.9%
50,000	[1,2]	American Honda Finance Corp., 7.625%, 10/1/2018	53,331
125,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.50%, 1/18/2031	91,689
100,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 5.625%, 3/14/2011	95,748
		TOTAL	240,768
		Consumer Cyclical - Entertainment—1.3%
100,000		International Speedway Corp., 4.20%, 4/15/2009	98,904
75,000		Time Warner, Inc., 5.50%, 11/15/2011	69,957
		TOTAL	168,861
		Consumer Cyclical - Lodging—0.4%
125,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	50,447
		Consumer Cyclical - Retailers—2.0%
40,000	[1,2]	Best Buy Co., Inc., 6.75%, 7/15/2013	37,378
175,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.75%, 6/1/2017	165,362
75,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.75%, 2/15/2018	49,864
		TOTAL	252,604
		Consumer Non-Cyclical Food/Beverage—3.3%
125,000		General Mills, Inc., Note, 5.70%, 2/15/2017	124,705
125,000		Kellogg Co., Sr. Unsub., 5.125%, 12/3/2012	127,787
50,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 2/1/2018	49,142
125,000	[1,2]	SABMiller PLC, Note, 6.50%, 7/1/2016	115,019
		TOTAL	416,653
		Consumer Non-Cyclical Health Care—1.3%
100,000		Covidien International Finance SA, 6.55%, 10/15/2037	98,761
75,000		Thermo Electron Corp., Sr. Unsecd. Note, 5.00%, 6/1/2015	65,477
		TOTAL	164,238
		Consumer Non-Cyclical Products—1.2%
35,000		Philips Electronics NV, 5.75%, 3/11/2018	32,802
140,000		Whirlpool Corp., 5.50%, 3/1/2013	111,939
		TOTAL	144,741
		Consumer Non-Cyclical Supermarkets—2.5%
175,000		Kroger Co., 7.25%, 6/1/2009	176,858
100,000		Kroger Co., Bond, 6.90%, 4/15/2038	105,126
25,000		Sysco Corp., Sr. Unsecd. Note, 4.20%, 2/12/2013	25,152
		TOTAL	307,136
		Consumer Non-Cyclical Tobacco—0.8%
100,000		Philip Morris International, Inc., 5.65%, 5/16/2018	99,851
		Energy - Independent—4.4%
125,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.95%, 9/15/2016	110,578
125,000		Canadian Natural Resources Ltd., 4.90%, 12/1/2014	107,384
125,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	131,562
85,727	[1,2]	Tengizchevroil LLP, Series 144A, 6.124%, 11/15/2014	65,581
25,000		XTO Energy, Inc., 6.375%, 6/15/2038	21,476
55,000		XTO Energy, Inc., 6.75%, 8/1/2037	51,749
70,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 8/1/2017	67,386
		TOTAL	555,716
		Energy - Integrated—1.3%
100,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	96,067
100,000		Petro-Canada, Bond, 5.35%, 7/15/2033	66,864
		TOTAL	162,931
		Energy - Oil Field Services—0.6%
100,000		Weatherford International Ltd., 7.00%, 3/15/2038	78,008
		Energy - Refining—0.9%
125,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	108,896
		Financial Institution - Banking—4.4%
125,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 3/5/2038	144,683
75,000		J.P. Morgan Chase & Co., Sub. Deb., 8.00%, 4/29/2027	83,986
125,000		Popular North America, Inc., 5.65%, 4/15/2009	123,912
75,000		Sovereign Bancorp, Inc., Sr. Note, 4.80%, 9/1/2010	67,977
50,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	56,702
100,000		Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	74,889
		TOTAL	552,149
		Financial Institution - Brokerage—5.8%
80,000		Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.25%, 2/1/2018	88,021
110,000		Blackrock, Inc., 6.25%, 9/15/2017	104,124
10,000		Eaton Vance Corp., 6.50%, 10/2/2017	8,875
75,000	[1,2]	FMR Corp., 4.75%, 3/1/2013	68,122
125,000		Goldman Sachs Group, Inc., 6.125%, 2/15/2033	116,573
140,000		Invesco Ltd., Note, 4.50%, 12/15/2009	131,460
50,000		Janus Capital Group, Inc., Sr. Note, 6.25%, 6/15/2012	40,065
50,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	37,323
115,000		Morgan Stanley, Sr. Unsecd. Note, 5.95%, 12/28/2017	98,213
35,000		Morgan Stanley, Sr. Unsecd. Note, 6.00%, 4/28/2015	30,815
		TOTAL	723,591
		Financial Institution - Finance Noncaptive—1.3%
30,000		Capital One Capital IV, 6.745%, 2/17/2037	13,717
75,000		Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.30%, 5/10/2017	20,651
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	57,827
100,000		International Lease Finance Corp., 6.625%, 11/15/2013	67,940
		TOTAL	160,135
		Financial Institution - Insurance - Health—1.7%
75,000		Aetna US Healthcare, 5.75%, 6/15/2011	74,241
75,000		Anthem, Inc., 6.80%, 8/1/2012	74,046
25,000		CIGNA Corp., 6.35%, 3/15/2018	21,734
50,000		UnitedHealth Group, Inc., Bond, 6.00%, 2/15/2018	46,281
		TOTAL	216,302
		Financial Institution - Insurance - Life—1.9%
75,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	53,870
100,000	[1,2]	Pacific Life Global Funding, Note, 5.15%, 4/15/2013	95,364
100,000		Prudential Financial, Inc., 5.15%, 1/15/2013	83,105
		TOTAL	232,339
		Financial Institution - Insurance - P&C—4.4%
30,000		ACE INA Holdings, Inc., 5.60%, 5/15/2015	27,673
109,000		ACE INA Holdings, Inc., Sr. Note, 5.70%, 2/15/2017	99,532
125,000		CNA Financial Corp., 6.50%, 8/15/2016	88,641
100,000		Chubb Corp., Sr. Note, 5.75%, 5/15/2018	98,722
75,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	62,376
125,000	[1,2]	Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 3/15/2014	80,887
25,000		The Travelers Cos., Inc., Bond, 6.25%, 3/15/2067	15,863
75,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	71,713
		TOTAL	545,407
		Financial Institution - REITs—2.7%
100,000		AMB Property LP, 6.30%, 6/1/2013	62,403
75,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	42,385
100,000		Liberty Property LP, 6.625%, 10/1/2017	66,270
130,000		Prologis, Sr. Note, 5.50%, 4/1/2012	78,376
50,000		Simon Property Group LP, 6.125%, 5/30/2018	34,033
75,000		Simon Property Group, Inc., 6.35%, 8/28/2012	58,592
		TOTAL	342,059
		Sovereign—0.5%
75,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	74,368
		Technology—3.1%
100,000		BMC Software, Inc., 7.25%, 6/1/2018	94,006
75,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	65,581
25,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	21,510
45,000		Harris Corp., 5.95%, 12/1/2017	38,866
100,000		Intuit, Inc., Sr. Note, 5.40%, 3/15/2012	91,882
100,000		KLA-Tencor Corp., 6.90%, 5/1/2018	76,523
		TOTAL	388,368
		Transportation - Airlines—0.5%
75,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	63,472
		Transportation - Railroads—2.9%
75,000		Burlington Northern Santa Fe Corp., 4.875%, 1/15/2015	71,551
100,000		Canadian Pacific RR, 7.125%, 10/15/2031	80,390
100,000		Norfolk Southern Corp., Sr. Unsecd. Note, 5.75%, 4/1/2018	97,700
125,000		Union Pacific Corp., 4.875%, 1/15/2015	115,382
		TOTAL	365,023
		Transportation - Services—1.8%
100,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	58,670
100,000		FedEx Corp., Note, 5.50%, 8/15/2009	100,286
75,000		Ryder System, Inc., 5.95%, 5/2/2011	67,377
		TOTAL	226,333
		Utility - Electric—9.1%
75,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	58,182
75,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 3/15/2018	67,685
100,000		Commonwealth Edison Co., 1st Mtg. Bond, 6.15%, 9/15/2017	94,327
75,000		Consolidated Natural Gas Co., 5.00%, 12/1/2014	69,694
50,000		Dominion Resources, Inc., 8.875%, 1/15/2019	53,970
50,000		Dominion Resources, Inc., Unsecd. Note, 5.95%, 6/15/2035	44,312
75,000		Duke Capital Corp., Sr. Note, 6.25%, 2/15/2013	72,891
125,000		Duke Energy Indiana, Inc., 1st Mtg. Bond, 6.35%, 8/15/2038	133,704
50,000		FPL Group Capital, Inc., 7.875%, 12/15/2015	54,718
125,000		FirstEnergy Corp., 6.45%, 11/15/2011	118,232
87,306	[1,2]	Great River Energy, 1st Mtg. Note, 5.829%, 7/1/2017	74,944
50,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	35,247
125,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	124,840
100,000		Union Electric Co., 6.00%, 4/1/2018	89,989
50,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	48,947
		TOTAL	1,141,682
		Utility - Natural Gas Distributor—0.9%
125,000		Atmos Energy Corp., 4.95%, 10/15/2014	109,702
		Utility - Natural Gas Pipelines—2.0%
100,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	83,723
75,000		Enterprise Products Operating LLC, Company Guarantee, 9.75%, 1/31/2014	76,447
125,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 3/15/2035	85,722
		TOTAL	245,892
		TOTAL CORPORATE BONDS (IDENTIFIED COST $12,841,284)	11,168,187
		GOVERNMENTS/AGENCIES—7.6%
		Sovereign—7.6%
500,000		Brazil, Government of, 6.00%, 1/17/2017	516,250
210,000		United Mexican States, Note, 5.625%, 1/15/2017	212,625
206,000		United Mexican States, Series MTNA, 6.75%, 9/27/2034	217,330
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $890,284)	946,205
		U.S. TREASURY—2.2%
250,000		United States Treasury Note, 3.125%, 9/30/2013 (IDENTIFIED COST $268,899)	269,766
		MUTUAL FUND—0.4%
50,929	[3,4]	Prime Value Obligations Fund, Institutional Shares, 2.06% (AT NET ASSET VALUE)	50,929
		TOTAL INVESTMENTS—99.3% (IDENTIFIED COST $14,051,396)[5]	12,435,087
		OTHER ASSETS AND LIABILITIES – NET—0.7%[6]	89,923
		TOTAL NET ASSETS—100%	$12,525,010
1Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $890,321, which represented 7.1% of total net assets.

2Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees (the “Trustees”). At December 31, 2008, these liquid restricted securities amounted to $890,321, which represented 7.1% of total net assets.

3Affiliated company.

47-Day net yield.

5Also represents cost for federal tax purposes.

6Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices and Investments in Mutual Funds	$50,929
Level 2 – Other Significant Observable Inputs	12,384,158
Level 3 – Significant Unobservable Inputs	—
TOTAL	$12,435,087
The following acronym is used throughout this portfolio:

REITs	—Real Estate Investment Trusts
See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in securities, at value including $50,929 of investments in an affiliated issuer (Note 5) (identified cost $14,051,396)		$12,435,087
Income receivable		224,553
TOTAL ASSETS		12,659,640
Liabilities:
Payable for shares redeemed	$27,528
Income distribution payable	69,423
Payable for auditing fees	23,500
Payable for portfolio accounting fees	7,824
Accrued expenses	6,355
TOTAL LIABILITIES		134,630
Net assets for 1,429,647 shares outstanding		$12,525,010
Net Assets Consist of:
Paid-in capital		$14,313,043
Net unrealized depreciation of investments		(1,616,309)
Accumulated net realized loss on investments and futures contracts		(171,724)
TOTAL NET ASSETS		$12,525,010
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$12,525,010 ÷ 1,429,647 shares outstanding, no par value, unlimited shares authorized		$8.76
See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest			$733,199
Dividends received from an affiliated issuer (Note 5)			11,571
TOTAL INCOME			744,770
Expenses:
Administrative personnel and services fee (Note 5)		$150,000
Custodian fees		7,218
Transfer and dividend disbursing agent fees and expenses		16,855
Directors’/Trustees’ fees		7,589
Auditing fees		23,500
Legal fees		9,989
Portfolio accounting fees		48,707
Share registration costs		18,270
Printing and postage		151
Insurance premiums		4,709
Miscellaneous		9,311
TOTAL EXPENSES		296,299
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	$(24,878)
Reimbursement of other operating expenses	(271,421)
TOTAL WAIVER AND REIMBURSEMENT		(296,299)
Net expenses			—
Net investment income			744,770
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(212,561)
Net realized gain on futures contracts			41,765
Net change in unrealized appreciation of investments			(1,720,665)
Net realized and unrealized loss on investments and futures contracts			(1,891,461)
Change in net assets resulting from operations			$(1,146,691)
See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$744,770	$345,810
Net realized gain (loss) on investments and futures contracts	(170,796)	22,234
Net change in unrealized appreciation/depreciation of investments	(1,720,665)	(59,416)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,146,691)	308,628
Distributions to Shareholders:
Distributions from net investment income	(748,414)	(345,614)
Distributions from net realized gain on investments and futures contracts	(8,177)	(14,057)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(756,591)	(359,671)
Share Transactions:
Proceeds from sale of shares	17,943,607	2,689,572
Net asset value of shares issued to shareholders in payment of distributions declared	4,294	22,286
Cost of shares redeemed	(11,316,548)	(28,921)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,631,353	2,682,937
Change in net assets	4,728,071	2,631,894
Net Assets:
Beginning of period	7,796,939	5,165,045
End of period (including undistributed net investment income of $0 and $1,296, respectively)	$12,525,010	$7,796,939
See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Corporate Bond Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2006 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs.  Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.  For the year ended December 31, 2008 the Fund had a net realized gain on futures contracts of $41,765.

 At December 31, 2008, the Fund had no outstanding futures contracts.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	1,813,603	264,444
Shares issued to shareholders in payment of distributions declared	437	2,184
Shares redeemed	(1,148,199)	(2,840)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	665,841	263,788

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted bonds and reclassification of distributions.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,422)	$2,348	$(926)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income[1]	$750,621	$359,671
Long-term capital gains	$5,970	$—
1For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(1,616,309)
Capital loss carryforward and deferrals	$(171,724)

At December 31, 2008, the cost of investments for federal tax purposes was $14,051,396. The net unrealized depreciation of investments for federal tax purposes was $1,616,309. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $145,595 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,761,904.

At December 31, 2008, the Fund had a capital loss carryforward of $168,420 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, for federal income tax purposes, post October losses of $3,304 were deferred to January 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides the Adviser will not charge a fee for its advisory services to the Fund, because all eligible investors are (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs, (2) in certain other separately managed accounts and discretionary investment accounts or (3) to the extent permitted under applicable law, other Federated funds. The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund. For the year ended December 31, 2008, the Adviser reimbursed $271,421 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 1.013% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $24,878 of its fee. For the year ended December 31, 2008, the Fund’s Adviser reimbursed the fund for any fee paid to FAS.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended December 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	237,667	18,190,771	18,377,509	50,929	$50,929	$11,571

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$9,408,935
Sales	$1,790,817

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

11. FEDERAL TAX INFORMATION
For the year ended December 31, 2008, the amount of long-term capital gains designated by the Fund was $5,970.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED POOL SERIES AND SHAREHOLDERS OF FEDERATED CORPORATE BOND STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Federated Corporate Bond Strategy Portfolio (the “Fund”)  (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Corporate Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series, at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Emeritus, Children’s Hospital of Pittsburgh Foundation, Trustee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 2005
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: October 2005
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: October 2005
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: August 2006
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund’s Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: October 2005
Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund’s Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract –May 2008

FEDERATED CORPORATE BOND STRATEGY PORTFOLIO (THE “FUND”)
The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it: is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investments accounts; and may also be offered to other Federated funds. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance, and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee, the Fund’s Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated’s website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund’s page, click on the “Portfolio Holdings” link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31421P100

36217 (2/09)

Federated High Yield Strategy Portfolio

A Portfolio of Federated Managed Pool Series
ANNUAL SHAREHOLDER REPORT
December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

not fdic insured   May lose value   no bank guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended
12/31/2008 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.41
TOTAL FROM INVESTMENT OPERATIONS	0.44
Less Distributions:
Distributions from net investment income	(0.03)
Net Asset Value, End of Period	$10.41
Total Return[2]	4.38%
Ratios to Average Net Assets:
Expenses	0.00%[3]
Net investment income	16.78%[3]
Expense waiver/reimbursement[4]	932.30%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$435
Portfolio turnover	0%
1Reflects operations for the period from December 24, 2008 (date of initial public investment) to December 31, 2008.

2Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

Total returns for periods of less than one year are not annualized.

3Computed on an annualized basis.

4This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 20081 to December 31, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$1,043.80	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.14	$0.00

1
“Actual” expense information for the Fund is for the period from December 24, 2008 (date of initial public investment) to December 31, 2008. Actual expenses are equal to the annualized net expense ratio of 0.00%, multiplied by 8/366 (to reflect the period from initial public investment to December 31, 2008). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund’s index classification1 was as follows:

Index Classification	Percentage of Total Net Assets[2]
Health Care	10.6%
Media – Non-Cable	7.5%
Food & Beverage	5.8%
Industrial – Other	5.7%
Utility – Electric	5.7%
Wireless Communications	5.6%
Utility – Natural Gas	4.8%
Gaming	4.7%
Energy	4.6%
Technology	4.4%
Consumer Products	4.3%
Aerospace/Defense	3.9%
Chemicals	3.5%
Financial Institutions	3.0%
Automotive	2.9%
Retailers	2.9%
Other[3]	16.2%
Cash Equivalents[4]	1.5%
Other Assets and Liabilities – Net [5]	2.4%
TOTAL	100.0%

1Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund’s adviser.

2As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3For purposes of this table, index classifications which constitute less than 2.5% of the Fund’s total net assets have been aggregated under the designation “Other.”

4Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

5Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		Mutual Fund—100.2%
95,471	[1]	High Yield Bond Portfolio	$436,304
		TOTAL INVESTMENTS —- 100.2% (IDENTIFIED COST $419,165)[2]	436,304
		OTHER ASSETS AND LIABILITIES —- NET —- (0.2)%[3]	(815)
		TOTAL NET ASSETS —- 100%	$435,489

1Affiliated company.

2Also represents cost for federal tax purposes.

3Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices and Investments in Mutual Funds	$436,304
Level 2 – Other Significant Observable Inputs	—-
Level 3 – Significant Unobservable Inputs	—-
TOTAL	$436,304

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities
December 31, 2008

Assets:
Total investments in an affiliated issuer (Note 5) (identified cost $419,165)		$436,304
Cash		350
TOTAL ASSETS		436,654
Liabilities:
Income distribution payable	$1,165
TOTAL LIABILITIES		1,165
Net assets for 41,835 shares outstanding		$435,489
Net Assets Consist of:
Paid-in capital		$418,350
Net unrealized appreciation of investments		17,139
TOTAL NET ASSETS		$435,489
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$435,489 ÷ 41,835 shares outstanding, no par value, unlimited shares authorized		$10.41
See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended December 31, 20081

Investment Income:
Dividends received from an affiliated issuer (Note 5)			$1,165
Expenses:
Administrative personnel and services fee (Note 5)		3,279
Custodian fees		100
Transfer and dividend disbursing agent fees and expenses		14,509
Auditing fees		15,900
Legal fees		6,991
Portfolio accounting fees		250
Share registration costs		19,349
Insurance premiums		4,340
TOTAL EXPENSES		64,718
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	(547)
Reimbursement of other operating expenses	(64,171)
TOTAL WAIVER AND REIMBURSEMENT		(64,718)
Net expenses			—-
Net investment income			1,165
Realized and Unrealized Gain on Investments:
Net change in unrealized appreciation of investments			17,139
Change in net assets resulting from operations			$18,304
1 Reflects operations for the period from December 24, 2008 (date of initial public investment) to December 31, 2008.

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Period Ended 12/31/2008	[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,165
Net change in unrealized appreciation of investments	17,139
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	18,304
Distributions to Shareholders:
Distributions from net investment income	(1,165)
Share Transactions:
Proceeds from sale of shares	418,350
Change in net assets	435,489
Net Assets:
Beginning of period	—-
End of period	$435,489
1Reflects operations for the period from December 24, 2008 (date of initial public investment) to December 31, 2008.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION
Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated High Yield Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” on December 24, 2008. As of and during the period ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of December 31, 2008, tax year 2008 remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3.  SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:

Period Ended 12/31/2008[1]

Shares sold	41,835
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	41,835

1Reflects operations for the period from December 24, 2008 (date of initial public investment) to December 31, 2008.

4.  FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended December 31, 2008, was as follows:

2008[1]
Ordinary income	$1,165

1Reflects operations for the period from December 24, 2008 (date of initial public investment) to December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$17,139

At December 31, 2008, the cost of investments for federal tax purposes was $419,165. The net unrealized appreciation of investments for federal tax purposes was $17,139. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $17,139.

5.  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”). The Adviser provides investment adviser services at no fee, because all eligible investors are (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund. For the period ended December 31, 2008, the Adviser reimbursed $64,171 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the period ended December 31, 2008, the net fee paid to FAS was 39.36% of average daily net assets of the Fund. FAS waived $547 of its fee. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the period ended December 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/24/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
High Yield Bond Portfolio	—-	95,471	—-	95,471	$436,304	$1,165

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in the High Yield Bond Portfolio (HYCORE), a portfolio of Federated Core Trust (Core Trust) which is managed by Federated Investment Management Company, the Fund’s Adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of HYCORE is to seek high current income. Federated Investors, Inc. receives no advisory or administrative fees from HYCORE. Income distributions from HYCORE are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions, of HYCORE, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of HYCORE. The financial statements of HYCORE are included within this report to illlustrate the security holdings, financial condition, results of operations and changes in net assets of the Portfolio in which the Fund invested 100.2% of its net assets at December 31, 2008. The financial statements of HYCORE should be read in conjunction with the Fund’s financial statements. The valuation of securities held by HYCORE is discussed in the notes to its financial statements.

6.  INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended December 31, 2008, were as follows:

Purchases	$418,000
Sales	$—-

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the period ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the period ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED POOL SERIES AND SHAREHOLDERS OF FEDERATED HIGH YIELD STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Strategy Portfolio ( the “Fund”) (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of December 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the period from December 24, 2008 (date of initial public investment) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Strategy Portfolio, a portfolio of Federated Managed Pool Series, at December 31, 2008, the results of its operations, the changes in its net assets and financial highlights for the period from December 24, 2008 (date of initial public investment) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2009

Financial Highlights – high yield bond portfolio

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$6.61	$6.88	$6.71	$7.08	$6.93
Income From Investment Operations:
Net investment income	0.58	0.58	0.58	0.57 [1]	0.58
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(2.04)	(0.28)	0.17	(0.34)	0.17
TOTAL FROM INVESTMENT OPERATIONS	(1.46)	0.30	0.75	0.23	0.75
Less Distributions:
Distributions from net investment income	(0.58)	(0.57)	(0.58)	(0.60)	(0.60)
Net Asset Value, End of Period	$4.57	$6.61	$6.88	$6.71	$7.08
Total Return[2]	(23.53)%	4.48%	11.67%	3.44%	11.40%

Ratios to Average Net Assets:
Net expenses	0.03%	0.03%	0.03%	0.03%	0.03%
Net investment income	10.02%	8.20%	8.45%	8.28%	8.39%
Expense waiver/reimbursement[3]	0.08%	0.08%	0.08%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$887,322	$843,319	$823,555	$936,652	$1,127,462
Portfolio turnover	16%	35%	33%	34%	43%

1Per share numbers have been calculated using the average shares method.

2Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

3This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (UNAUDITED) – high yield bond portfolio

As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$770.70	$0.13
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.99	$0.15

2	Expenses are equal to the Fund’s annualized net expense ratio of 0.03%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management’s discussion of fund performance (unaudited) – high yield bond portfolio

The fund’s total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was (23.53)%. The total return of the Barclay’s Capital U.S. High Yield 2% Issuer Constrained Index (BCHY2%ICI)1, a broad-based securities market index, was (25.88)% during the same period. The fund’s total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

High-Yield Market Overview

The high yield market performed poorly over the reporting period as a global credit crisis negatively impacted the market for most risk-based assets including high yield bonds. The BCHY2%ICI experienced its three worst individual months ever in September, October and November of 2008 registering total returns of (7.68)%, (16.09)% and (8.77)% respectively. The global credit issues, which started in the mortgage and structured products markets, quickly spread through most sectors of the security markets resulting in the bankruptcy of Lehman Brothers and Washington Mutual as well as the propping up/bailing out of Fannie Mae, Freddie Mac, AIG and the Big 3 U.S. automakers. Governments worldwide injected money into their banking systems to keep them solvent. Financial institutions’ unwillingness to lend – even to each another - due to the uncertainty caused a contraction of private credit availability resulting in a substantial slowing of the U.S. and world economies. Third quarter U.S. GDP contracted 0.5% with expectations for the fourth quarter of 2008 and the first quarter of 2009 substantially worse. These economic concerns coupled with lenders unwillingness to extend credit and a general trend toward de-leveraging by financial entities (e.g., banks, hedge funds, insurance companies and Wall Street brokers) put substantial pressure on the high yield market. As an indication, the spread between the Credit Suisse High Yield Bond Index2 and comparable Treasuries increased from 5.89% on December 31, 2007 to 17.06% on December 31, 2008. Interestingly, default activity continued to be somewhat muted given the substantial pressure in the lending markets. According to the Altman High Yield Bond Default and Return Report, the default rate for the high yield market for the first 9 months of 2008 was 2.03%, well below the average rate of 4.03% between 1985 and 2007.

Within the high yield market, major industry sectors that substantially outperformed the overall BCHY2%ICI included Environmental, Food and Beverage, Wireless Telecommunications, Aerospace and Defense, Electric Utilities, Packaging and Health Care. The major industry sectors that underperformed the overall BCHY2%ICI included Paper, Chemicals, Automotive, Building Materials, Media Non-Cable and Gaming. Higher credit quality sectors of the market outperformed with BB-rated securities returning (17.3)% compared to (26.4)% and (43.9)% for the B-rated and CCC-rated sectors, respectively.

Fund Performance

The fund outperformed the BCHY2%ICI for the reporting period. Compared to the BCHY2%ICI, security selection positively impacted performance. This was especially true in the Consumer Products, Energy and Retail sectors. Strong security selection in the Chemical and Gaming sectors offset industry overweights in these underperforming areas. The fund also benefited from being overweight the strong performing Aerospace and Defense and Industrial – Other sectors while being underweight the poor performing Financial Institutions and Paper sectors. An overweight in the strong performing Food and Beverage sector and an underweight in the underperforming Automotive sector were somewhat offset by poor security selection in these sectors. Given the substantial negative returns for the market, modest cash positions held by the fund positively impacted performance. Specific fund holdings that significantly outperformed the BCHY2%ICI included wireless providers Alltel Corp., Centennial Communications and U.S. Unwired; florist FTD Inc.; Norcross Safety Products, a manufacturer of safety and protective equipment; Compass Minerals, manufacturer and distributor of salt based products; Superior Essex Corp., a wire and cable supplier; and DRS Technologies, a supplier of integrated products and services to military forces.

The fund’s performance was negatively impacted by an underweight in the strong relative performing Electric Utility, Home Construction and Supermarket sectors. The fund was also overweight the poor performing Media Non-Cable sector. The fund was negatively impacted by poor security selection in the Health Care sector somewhat offset by it’s overweight in this strong performing sector. Compared to the BCHY2%ICI, the fund’s overweight in the poor performing B-rated and CCC-rated quality sectors negatively impacted performance. Specific fund holdings that substantially underperformed the BCHY2%ICI included slot machine operator Herbst Gaming; poultry producer Pilgrim’s Pride; yellow pages publisher Idearc; casino resort Fontainebleau Las Vegas; Nell AF SARL, a manufacturer of petrochemical products; Hard Rock Park Operations, a theme park operator; and Aleris International, an aluminum fabricator.

1. The Barclay’s Capital U.S. High Yield 2% Issuer Constrained Index. The 2% Issuer Cap component of the U.S. Corporate High Yield Bond Index. Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. Investments cannot be made directly in an index. The Barclay’s Capital U.S. High Yield 2% Issuer Constrained Index was formerly known as the Lehman Brothers U.S. High Yield 2% Issuer Constrained Index.

2. Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cashflows.

3. Source: Altman High Yield Bond Default and Return Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

GROWTH OF A $10,000 INVESTMENT – high yield bond portfolio

The graph below illustrates the hypothetical investment of $10,0001 in the High Yield Bond Portfolio (the “Fund”) from December 31, 1998 to December 31, 2008, compared to the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). 2

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	(23.53)%
5 Years	0.56%
10 Years	2.62%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI has been adjusted to reflect reinvestment of dividends on securities in the index.

2The BCHY2%ICI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table (UNAUDITED) – high yield bond portfolio

At December 31, 2008, the Fund’s index classification1 was as follows:

Index Classification	Percentage of Total Net Assets
Health Care	10.6%
Media – Non-Cable	7.5%
Food & Beverage	5.8%
Utility – Electric	5.7%
Industrial – Other	5.6%
Wireless Communications	5.6%
Utility – Natural Gas	4.8%
Gaming	4.6%
Energy	4.5%
Technology	4.4%
Consumer Products	4.3%
Aerospace/Defense	3.9%
Chemicals	3.5%
Financial Institutions	3.0%
Automotive	2.9%
Retailers	2.9%
Other[2]	16.3%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities – Net [4]	2.6%
TOTAL	100.0%

1Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund’s adviser.

2For purposes of this table, index classifications which constitute less than 2.5% of the Fund’s total net assets have been aggregated under the designation “Other.”

3Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments – high yield bond portfolio

December 31, 2008

Principal Amount or Shares			Value
		CORPORATE BONDS—95.7%
		Aerospace / Defense—3.9%
$3,400,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$3,077,000
5,550,000		DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	5,619,375
2,250,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, Series WI, 9.75%, 4/1/2017	618,750
1,375,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Unsecd. Note, Series WI, 8.875%, 4/1/2015	474,375
2,625,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,395,312
6,025,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 7/15/2013	5,573,125
2,275,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	2,058,875
4,425,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	4,159,500
3,800,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	1,463,000
1,763,253	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	573,057
5,800,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	4,785,000
3,250,000	[1,2]	US Investigations Services, Inc., Sr. Note, 10.50%, 11/1/2015	2,388,750
2,250,000	[1,2]	US Investigations Services, Inc., Sr. Sub. Note, 11.75%, 5/1/2016	1,428,750
		TOTAL	34,614,869
		Automotive—2.9%
3,025,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	544,500
3,950,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	1,125,750
3,675,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 7.569%, 1/13/2012	2,393,344
11,150,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	8,149,881
5,225,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	3,856,578
5,200,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	3,391,424
12,950,000		General Motors Corp., Deb., 7.40%, 9/1/2025	2,201,500
3,150,000		General Motors Corp., Note, 8.375%, 7/15/2033	567,000
2,675,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	1,029,875
5,650,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	2,401,250
		TOTAL	25,661,102
		Building Materials—0.5%
1,500,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	1,125,000
1,150,000		Nortek Holdings, Inc., Sr. Secd. Note, 10.00%, 12/1/2013	787,750
2,475,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	581,625
2,000,000		Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	810,000
2,125,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	1,158,125
		TOTAL	4,462,500
		Chemicals—3.5%
925,000	[1,2]	Airgas, Inc., 7.125%, 10/1/2018	793,187
4,450,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	2,291,750
4,695,000		Compass Minerals International, Inc., Sr. Disc. Note, 12.00%, 6/1/2013	4,706,737
3,675,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,065,750
2,450,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,727,250
2,025,000		Koppers Holdings, Inc., Sr. Disc. Note, 0/9.875%, 11/15/2014	1,579,500
2,094,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	1,936,950
3,250,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	2,603,591
1,400,000		Nalco Co., Sr. Disc. Note, 0/9.00%, 2/1/2014	1,015,000
950,000		Nalco Co., Sr. Note, 7.75%, 11/15/2011	916,750
9,625,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	8,181,250
2,500,000	[1,2,5]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	75,000
3,475,000		Terra Capital, Inc., Company Guarantee, Series B, 7.00%, 2/1/2017	2,571,500
925,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	762,380
1,100,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	985,760
		TOTAL	31,212,355
		Construction Machinery—0.5%
7,225,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	4,009,875
		Consumer Products—4.3%
4,950,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	3,291,750
1,029,638		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	252,261
3,781,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	2,930,275
1,300,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	1,254,500
8,000,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	5,500,000
3,850,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	2,868,250
7,925,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	6,538,125
4,350,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	2,588,250
3,200,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	1,040,000
16,375,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	12,199,375
		TOTAL	38,462,786
		Energy—4.5%
3,800,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	2,185,000
1,300,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	942,500
9,800,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	7,889,000
1,325,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,146,125
1,650,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	1,031,250
4,025,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	2,354,625
3,900,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	2,476,500
1,975,000	[1,2]	Forest Oil Corp., 7.25%, 6/15/2019	1,451,625
2,900,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	2,131,500
4,825,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	3,425,750
700,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	448,000
4,100,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	2,521,500
2,800,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	1,972,326
1,200,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	828,000
2,000,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	1,380,000
2,500,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	1,900,000
1,625,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	1,324,375
850,000		Range Resources Corp., Sr. Sub. Note, 7.25%, 5/1/2018	714,000
1,150,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	1,009,125
2,375,000	[1,2]	Sandridge Energy, Inc., 8.00%, 6/1/2018	1,330,000
1,950,000	[1,2]	Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	1,716,000
		TOTAL	40,177,201
		Entertainment—1.4%
1,750,000		AMC Entertainment, Inc., Sr. Sub. Note, 8.00%, 3/1/2014	1,085,000
5,875,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	4,780,781
2,475,000	[1,3,4]	Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	136,125
6,400,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	4,144,000
4,400,000		Universal City Florida Holding Co., Floating Rate Note, 7.943%, 5/1/2010	1,914,000
		TOTAL	12,059,906
		Environmental—1.1%
4,400,000		Allied Waste North America, Inc., Sr. Note, 7.25%, 3/15/2015	4,114,000
3,850,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.875%, 6/1/2017	3,683,969
1,625,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	1,534,609
		TOTAL	9,332,578
		Financial Institutions—3.0%
4,200,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	2,919,000
13,020,480	[1,2,7]	General Motors Acceptance Corp., 6.875%, 9/15/2011	11,058,294
2,718,720	[1,2,7]	General Motors Acceptance Corp., 8.00%, 11/1/2031	1,800,608
4,403,520	[1,2,7]	General Motors Acceptance Corp., Note, 7.00%, 2/1/2012	3,478,781
3,775,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	3,383,344
8,825,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	1,996,656
4,300,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	2,171,500
		TOTAL	26,808,183
		Food & Beverage—5.8%
5,400,000		ASG Consolidated LLC, Sr. Disc. Note, 11.50%, 11/1/2011	4,617,000
10,825,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	9,850,750
2,250,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 6.693%, 2/1/2015	1,710,000
4,125,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	3,526,875
3,275,000		Constellation Brands, Inc., 8.375%, 12/15/2014	3,127,625
2,050,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	1,947,500
775,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	736,250
6,300,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	5,386,500
2,150,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	1,859,750
2,150,000	[1,2,6]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	526,750
5,725,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	4,952,125
1,075,000	[3,4]	Pilgrim’s Pride Corp., 7.625%, 5/1/2015	295,625
5,000,000	[3,4]	Pilgrim’s Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	325,000
4,325,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	2,811,250
4,700,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	2,561,500
5,975,000		Reddy Ice Group, Inc., Sr. Disc. Note, 10.50%, 11/1/2012	2,658,875
2,650,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	1,715,875
4,500,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	2,587,500
		TOTAL	51,196,750
		Gaming—4.6%
4,025,000	[1,2]	Fontainebleu Las Vegas Holdings LLC/Fontainebleu Las Vegas, Second Mortgage Notes, 10.25%, 6/15/2015	412,562
4,050,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	3,260,250
5,100,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	3,493,500
3,300,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	28,875
5,650,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	3,107,500
609,771	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	240,860
5,025,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	2,437,125
1,250,000	[1,2]	MGM Mirage, 13.00%, 11/15/2013	1,196,875
10,200,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	6,579,000
1,250,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	798,438
4,000,000		MGM Mirage, Sr. Note, 8.50%, 9/15/2010	3,380,000
1,075,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	645,000
4,050,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	3,098,250
3,825,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	2,792,250
3,975,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	2,007,375
3,900,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	3,100,500
6,025,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	4,579,000
		TOTAL	41,157,360
		Health Care—10.6%
4,375,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	4,090,625
4,400,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	3,036,000
2,425,000	[1,2]	Bausch & Lomb, Inc., Sr. Note, 9.875%, 11/1/2015	1,824,812
3,550,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	2,866,625
600,000		Biomet, Inc., Sr. Note, Series WI, 10.375%, 10/15/2017	477,000
12,675,000		Biomet, Inc., Sr. Sub. Note, Series WI, 11.625%, 10/15/2017	10,900,500
3,500,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	2,126,250
1,975,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	1,739,022
2,925,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	1,374,750
16,225,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	12,696,062
13,475,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	12,397,000
4,425,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	3,506,813
5,625,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	4,640,625
6,875,000		United Surgical Partners International, Inc., 9.25%, 5/1/2017	4,262,500
1,775,000		Universal Hospital Services, Inc., Floating Rate Note - Sr. Secured Note, 5.943%, 6/1/2015	1,091,625
4,725,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	3,378,375
7,325,000		VWR Funding, Inc., Unsecd. Note, Series WI, 10.25%, 7/15/2015	4,651,375
1,975,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	1,560,250
5,350,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	4,494,000
1,525,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	1,124,688
4,850,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	3,710,250
1,400,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	1,071,000
2,275,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	1,791,563
3,525,000		Ventas Realty LP, Sr. Note, 9.00%, 5/1/2012	3,154,875
6,675,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	2,236,125
		TOTAL	94,202,710
		Industrial - Other—5.6%
4,800,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	3,720,000
1,950,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	1,472,250
4,200,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	1,790,250
4,600,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	3,450,000
4,875,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	3,680,625
700,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	619,500
750,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 5.871%, 12/15/2013	483,750
3,750,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	2,643,750
6,500,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	4,745,000
1,850,000		General Cable Corp., Floating Rate Note - Sr. Note, 6.258%, 4/1/2015	874,125
7,475,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	4,970,875
2,025,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	2,065,500
4,800,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	3,816,000
4,975,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	3,507,375
2,575,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	1,763,875
4,550,000	[1,2]	SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	3,964,188
5,350,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	3,932,250
2,900,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	2,479,500
		TOTAL	49,978,813
		Lodging—1.1%
4,225,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	3,274,375
150,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	112,500
1,150,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	845,250
3,125,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	2,531,250
3,125,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	1,796,875
2,650,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	1,457,500
		TOTAL	10,017,750
		Media - Cable—1.7%
4,400,000		CSC Holdings, Inc., Sr. Deb., 8.125%, 8/15/2009	4,389,000
5,650,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	2,627,250
5,650,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	5,056,750
1,225,000	[1,2]	Videotron Ltee, 9.125%, 4/15/2018	1,145,375
1,950,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	1,540,500
		TOTAL	14,758,875
		Media - Non-Cable—7.5%
3,446,823		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,809,582
900,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	454,500
1,450,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	1,344,875
5,235,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	5,235,000
4,564,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	1,095,360
1,925,000		Dex Media, Inc., Discount Bond, 9.00%, 11/15/2013	365,750
5,850,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	4,899,375
3,475,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	1,476,875
5,200,000		Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	416,000
12,550,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	11,483,250
11,850,000	[1,2]	Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	9,065,250
1,825,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	1,327,687
1,475,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	1,073,062
3,700,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	2,969,250
1,625,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	1,182,187
5,250,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	3,176,250
4,850,000	[1,2]	Newport Television LLC, Sr. Note, 13.00%, 3/15/2017	394,063
5,300,000		Nexstar Broadcasting Group, Inc., 7.00%, 1/15/2014	2,312,125
2,700,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,836,000
2,000,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,360,000
2,600,000		R.H. Donnelly Corp, Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	364,000
5,700,000		R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	883,500
2,700,000		R.H. Donnelly Corp, Sr. Note, Series A-3, 8.875%, 1/15/2016	418,500
4,808,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	4,303,160
7,225,000		Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	659,281
7,475,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	3,784,219
4,725,000	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	614,250
5,000,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	1,550,000
3,025,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	710,875
		TOTAL	66,564,226
		Metals & Mining—0.7%
1,825,000		Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	118,625
2,325,000		Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	389,437
5,475,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	4,495,720
2,025,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	1,184,625
		TOTAL	6,188,407
		Packaging—1.8%
3,925,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	3,522,688
4,650,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	2,046,000
5,625,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	5,625,000
4,600,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	4,554,000
520,679	[1,3,4,7]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	24,159
		TOTAL	15,771,847
		Paper—1.4%
9,200,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	6,394,000
2,200,000		NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	979,000
4,625,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,341,250
3,625,000	[1,2]	Rock-Tenn Co., 9.25%, 3/15/2016	3,389,375
		TOTAL	12,103,625
		Restaurants—0.8%
2,450,000		Dave & Buster’s, Inc., Sr. Note, 11.25%, 3/15/2014	1,310,750
4,850,000		NPC International, Inc., 9.50%, 5/1/2014	3,540,500
4,675,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 4.496%, 3/15/2014	2,395,938
		TOTAL	7,247,188
		Retailers—2.9%
2,925,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	2,149,875
925,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 6.753%, 4/15/2013	638,250
4,275,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	3,398,625
6,250,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	5,375,000
7,125,000		General Nutrition Center, Company Guarantee, 7.584%, 3/15/2014	4,025,625
3,575,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	1,644,500
8,550,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	3,890,250
700,000		The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	329,875
6,350,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	2,698,750
2,750,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	1,292,500
		TOTAL	25,443,250
		Services—1.5%
4,925,000	[1,2]	Ceridian Corp., Sr. Unsecd. Note, 11.50%, 11/15/2015	2,628,719
7,350,000		KAR Holdings, Inc., 10.00%, 5/1/2015	2,462,250
6,800,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	3,196,000
8,600,000		West Corp., Sr. Note, 9.50%, 10/15/2014	4,773,000
		TOTAL	13,059,969
		Technology—4.4%
4,625,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	2,173,750
6,215,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	4,226,200
5,750,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	3,507,500
4,050,000		Freescale Semiconductor, Inc., Company Guarantee, 9.125%, 12/15/2014	951,750
4,925,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	2,191,625
4,500,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	697,500
4,775,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	2,447,188
4,875,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	4,308,281
6,450,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	3,386,250
1,268,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 9.383%, 4/1/2012	1,214,110
4,600,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, 10.625%, 5/15/2015	3,956,000
3,700,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	3,219,000
8,225,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	5,469,625
3,750,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	1,068,750
		TOTAL	38,817,529
		Tobacco—0.3%
3,825,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	2,993,063
		Transportation—1.5%
1,025,000	[3,4,7]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
4,775,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	3,563,344
3,600,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	2,232,000
5,150,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	2,375,437
1,350,000		Kansas City Southern Railway Company, 13.00%, 12/15/2013	1,360,125
1,550,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	1,232,250
1,425,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	919,125
2,225,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	1,482,406
1,050,000	[3,4,7]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	0
		TOTAL	13,164,687
		Utility - Electric—5.7%
950,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	814,940
8,300,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	5,768,500
8,350,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	7,473,250
4,550,000		Edison Mission Energy, Sr. Unsecd. Note, 7.00%, 5/15/2017	3,981,250
800,000	[1,2]	Energy Future Holdings Corp., Company Guarantee, 10.875%, 11/1/2017	572,000
869,124	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	756,394
4,050,000	[1,2]	Intergen NV, Sr. Secd. Note, 9.00%, 6/30/2017	3,341,250
5,600,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	5,250,000
1,225,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	1,130,063
6,750,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	6,294,375
5,100,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	3,940,469
850,000		TECO Finance, Inc., Unsub., Series WI, 6.75%, 5/1/2015	700,987
12,875,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Company Guarantee, 10.50%, 11/1/2015	9,205,625
2,175,000	[1,2]	Texas Competitive Electric Holdings Co. LLC, Sr. Note, 10.50%, 11/1/2015	1,555,125
		TOTAL	50,784,228
		Utility - Natural Gas—4.8%
4,575,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	3,682,875
6,300,000		AmeriGas Partners LP, Sr. Unsecd. Note, 7.25%, 5/20/2015	5,166,000
1,300,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	853,454
1,775,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	1,165,493
5,500,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	3,712,500
2,450,000		Inergy LP, Company Guarantee, 8.25%, 3/1/2016	1,923,250
5,675,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	4,454,875
5,750,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	3,593,750
725,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	539,855
2,250,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	1,967,353
5,607,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	3,868,830
2,975,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	2,484,125
4,050,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	3,514,959
1,100,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	975,793
2,275,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	2,221,797
3,500,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	2,738,890
		TOTAL	42,863,799
		Wireless Communications—5.6%
2,750,000	[1,2]	Alltel Corp., Sr. Unsecd. Note, 10.375%, 12/1/2017	3,093,750
2,550,000		Centennial Communication Corp., Floating Rate Note - Sr. Note, 9.633%, 1/1/2013	2,486,250
1,300,000		Centennial Communication Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	1,326,000
2,921,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	3,037,840
6,150,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	4,028,250
2,540,299	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	1,613,090
1,475,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	1,261,125
7,000,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	6,300,000
4,875,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	2,048,431
2,750,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	2,616,950
5,400,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	5,197,500
16,550,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	11,769,814
7,325,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	5,171,523
		TOTAL	49,950,523
		Wireline Communications—1.8%
2,750,000		Citizens Communications Co., 9.00%, 8/15/2031	1,746,250
3,950,000	[1,2]	FairPoint Communications, Inc., Sr. Note, 13.125%, 4/1/2018	1,915,750
9,950,000		Qwest Corp., Note, 8.875%, 3/15/2012	9,253,500
2,025,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	1,685,814
1,750,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	1,557,500
		TOTAL	16,158,814
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,171,424,126)	849,224,768
		COMMON STOCKS—0.0%
		Consumer Products—0.0%
1,003	[1,3,7]	Sleepmaster LLC	10
		Industrial - Other—0.0%
51,210	[3]	Neenah Enterprises, Inc.	9,218
		Media - Cable—0.0%
29,925		Virgin Media, Inc.	149,326
		Metals & Mining—0.0%
57,533	[1,3,7]	Royal Oak Mines, Inc.	1,128
		Other—0.0%
171	[1,3,7]	CVC Claims Litigation LLC	0
		Packaging—0.0%
5	[1,3,7]	Pliant Corp.	0
57,000	[1,3,7]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $3,791,709)	159,682
		PREFERRED STOCKS—0.2%
		Finance - Commercial—0.2%
4,376	[1,2,7]	Preferred Blocker Inc., 9% Dividend (IDENTIFIED COST $1,972,433)	2,112,200
		Warrants—0.0%
		Media - Non-Cable—0.0%
1,800	[3]	Sirius XM Radio Inc., Warrants (IDENTIFIED COST $363,600)	954
		Mutual Fund—1.5%
13,169,631	[8,9]	Prime Value Obligations Fund, Institutional Shares, 2.06% (AT NET ASSET VALUE)	13,169,631
		TOTAL INVESTMENTS —- 97.4% (IDENTIFIED COST $1,190,721,499)[10]	864,667,235
		OTHER ASSETS AND LIABILITIES – NET – 2.6%[11]	22,654,380
		TOTAL NET ASSETS – 100%	$887,321,615

1Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At December 31, 2008, these restricted securities amounted to $152,768,276, which represented 17.2% of total net assets.

2Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees (the “Trustees”). At December 31, 2008, these liquid restricted securities amounted to $151,027,979, which represented 17.0% of total net assets.

3Non-income producing security.

4Issuer in default.

5On January 6, 2009, the issuer of this security filed for bankruptcy.

6On January 15, 2009, the issuer of this security defaulted.

7Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Board of Trustees.

8Affiliated company.

97-Day net yield.

10The cost of investments for federal tax purposes amounts to $1,195,059,854.

11Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices and Investments in Mutual Funds	$13,329,129
Level 2 – Other Significant Observable Inputs	832,862,926
Level 3 – Significant Unobservable Inputs	18,475,180
Total	$864,667,235

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of January 1, 2008	$2,749,880
Accrued discount	53,838
Realized loss	(1,345,707)
Change in unrealized depreciation	2,357,763
Net purchases	11,358,987
Transfers in and/ or out of Level 3	3,300,419
Balance as of December 31, 2008	$18,475,180
The following acronym is used throughout this portfolio:

PIK	—Payment in Kind
See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities – high yield bond portfolio

December 31, 2008

Assets:
Total investments in securities, at value including $13,169,631 of investments in an affiliated issuer (Note 5) (identified cost $1,190,721,499)		$864,667,235
Cash		6,353,793
Income receivable		24,089,180
Receivable for shares sold		1,750,000
TOTAL ASSETS		896,860,208
Liabilities:
Payable for investments purchased	$945,389
Income distribution payable	8,556,020
Accrued expenses	37,184
TOTAL LIABILITIES		9,538,593
Net assets for 194,174,946 shares outstanding		$887,321,615
Net Assets Consist of:
Paid-in capital		$1,396,799,589
Net unrealized depreciation of investments		(326,054,264)
Accumulated net realized loss on investments, swap contracts and foreign currency transactions		(183,474,940)
Undistributed net investment income		51,230
TOTAL NET ASSETS		$887,321,615
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$887,321,615 ÷ 194,174,946 shares outstanding, no par value, unlimited shares authorized		$4.57

See Notes which are an integral part of the Financial Statements

Statement of Operations – high yield bond portfolio

Year Ended December 31, 2008

Investment Income:
Interest			$88,115,421
Dividends (including $577,041 received from affiliated issuer (Note 5))			618,489
TOTAL INCOME			88,733,910
Expenses:
Administrative personnel and services fee (Note 5)		$689,597
Custodian fees		38,731
Transfer and dividend disbursing agent fees and expenses		18,295
Directors’/Trustees’ fees		10,916
Auditing fees		27,600
Legal fees		10,400
Portfolio accounting fees		141,011
Insurance premiums		3,816
Miscellaneous		3,167
TOTAL EXPENSES		943,533
Waiver of administrative personnel and services fee (Note 5)	$(689,597)
Net expenses			253,936
Net investment income			88,479,974
Realized and Unrealized Loss on Investments:
Net realized loss on investments			(3,086,487)
Net change in unrealized depreciation of investments			(303,656,410)
Net realized and unrealized loss on investments			(306,742,897)
Change in net assets resulting from operations			$(218,262,923)
See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets – high yield bond portfolio

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$88,479,974	$66,767,097
Net realized gain (loss) on investments, swap contracts and foreign currency transactions	(3,086,487)	8,354,447
Net change in unrealized appreciation/depreciation of investments, swap contracts and translation of assets and liabilities in foreign currency	(303,656,410)	(37,064,309)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(218,262,923)	38,057,235
Distributions to Shareholders:
Distributions from net investment income	(87,630,229)	(68,382,170)
Share Transactions:
Proceeds from sale of shares	398,427,700	121,911,127
Net asset value of shares issued to shareholders in payment of distributions declared	55,974,153	59,251,985
Cost of shares redeemed	(104,506,238)	(131,073,616)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	349,895,615	50,089,496
Change in net assets	44,002,463	19,764,561
Net Assets:
Beginning of period	843,319,152	823,554,591
End of period (including undistributed net investment income of $51,230 and $39,228, respectively)	$887,321,615	$843,319,152

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements – high yield bond portfolio

December 31, 2008

1.ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of HighYield Bond Portfolio (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to seek high current income.

The Fund’s portfolio consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominately speculative with respect to each issuer’s continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default). Currently, the Fund is only available for purchase by other Federated funds and their affiliates, other investment companies or insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are accredited investors within the meaning of Regulation D of the Securities Act of 1933.

2.SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default and other swap agreements. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain/loss on swap contracts” in the Statement of Operations. For the year ended December 31, 2008, the Fund had no net realized gain/loss on swap contracts.

At December 31, 2008, the Fund had no outstanding swap contracts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at December 31, 2008, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
CVC Claims Litigation LLC	3/26/1997-5/20/1998	$1,676,091	$0
Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	3/23/2006- 1/2/2008	$2,454,125	$136,125
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004- 1/3/2008	$2,985,688	$28,875
Pliant Corp.	7/18/2006	$0	$0
Royal Oak Mines, Inc.	7/31/1998-2/24/1999	$6,392	$1,128
Russell Stanley Holdings, Inc.	11/9/2001	$0	$0
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999-5/15/2005	$2,846,964	$24,159
Sleepmaster LLC	12/23/2004	$0	$10
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	11/30/2004- 4/11/2008	$4,836,250	$1,550,000

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	75,278,074	18,326,111
Shares issued to shareholders in payment of distributions declared	9,011,464	8,710,094
Shares redeemed	(17,677,022)	(19,226,425)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	66,612,516	7,809,780

4.FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(837,743)	$837,743

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$87,630,229	$68,382,170

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$372,872
Net unrealized depreciation	$(330,392,619)
Capital loss carryforwards and deferrals	$(179,458,227)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for partnership adjustments, defaulted bond interest, deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At December 31, 2008, the cost of investments for federal tax purposes was $1,195,059,854. The net unrealized depreciation of investments for federal tax purposes was $330,392,619. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,094,743 and net unrealized depreciation from investments for those securities having an excess of cost over value of $333,487,362.

At December 31, 2008, the Fund had a capital loss carryforward of $175,424,033 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$39,627,336
2010	$88,455,746
2011	$45,645,596
2016	$1,695,355

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  As of December 31, 2008, for federal income tax purposes, post October losses of $4,034,194 were deferred to January 1, 2009.

5.INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee

Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”), subject to the direction of the Trustees. The Adviser provides investment adviser services at no fee, because all investors in the Fund are other Federated Funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, FAS waived its entire fee of $689,597.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended December 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held12/31/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	28,677,973	402,423,823	417,932,165	13,169,631	$13,169,631	$577,041

6.INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended December 31, 2008, were as follows:

Purchases	$486,023,084
Sales	$133,293,681

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9.LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

The Fund adopted FASB Staff Position No. 133-1 and FIN 45-4, “Disclosure about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (FAS 133). The amendments require additional disclosure relating to credit derivatives. All changes to accounting policies have been made in accordance with the amendments and incorporated for the current period.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Federated Core Trust and
Shareholders of High Yield Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of High Yield Bond Portfolio (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HighYield Bond Portfolio, a portfolio of Federated Core Trust, at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 18, 2009

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*    Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children’s Hospital of Pittsburgh Foundation;Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 2005
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: October 2005
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: October 2005
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund’s Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: October 2005
Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract –May 2008

FEDERATED HIGH-YIELD STRATEGY PORTFOLIO (THE “FUND”)
The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it: is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investments accounts; and may also be offered to other Federated funds. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance, and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee, the Fund’s Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at
www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31421P209

40004 (2/09)

Federated Mortgage Strategy Portfolio

A Portfolio of Federated Managed Pool Series

ANNUAL SHAREHOLDER REPORT
December 31, 2008

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured - May Lose Value - No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Year Ended	Period Ended
	12/31/2008	12/31/2007 [1]
Net Asset Value, Beginning of Period	$10.05	$10.00
Income From Investment Operations:
Net investment income	0.55	0.02
Net realized and unrealized gain (loss) on investments	(0.05)	0.05
TOTAL FROM INVESTMENT OPERATIONS	0.50	0.07
Less Distributions:
Distributions from net investment income	(0.55)	(0.02)
Net Asset Value, End of Period	$10.00	$10.05
Total Return[2]	5.17%	0.68%

Ratios to Average Net Assets:
Net expenses	0.00%	0.00%[3]
Net investment income	5.56%	4.32%[3]
Expense waiver/reimbursement[4]	3.03%	394.30%[3,5]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,079	$580
Portfolio turnover	121%	0%
1Reflects operations for the period from December 20, 2007 (date of initial public investment) to December 31, 2007.

2Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3Computed on an annualized basis.

4This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5Additional information relating to contractual expense waivers, which has no effect on net expense, net investment income and net assets previously reported, has been provided to conform to the current year presentation.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$1,034.50	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.14	$0.00
1Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management’s Discussion of Fund Performance (unaudited)

The fund’s total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was 5.17%. The Barclays Capital Mortgage-Backed Securities Index (“Index”)1, a performance benchmark for the fund, returned 8.34% during the same period.

During the period, the most significant factors affecting the fund’s performance relative to the Index were (1) the selection of securities with different maturities (expressed by a “yield curve” showing the relative yield of similar securities with different maturities); and (2) the selection of individual securities within each sector. The fund’s total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the Index.

MARKET OVERVIEW
Interest rates in 2008 decreased across the Treasury security maturity spectrum. Specifically, two-year and ten-year U.S. Treasury yields declined 228 basis points and 181 basis points to 0.76% and 2.21%, respectively.

The U.S. economy fell into recession amid falling home, equity and commodity markets. A flight-to-quality bid ensued for U.S. Treasury securities as risk-averse investors shunned all but the most liquid, highest quality fixed income instruments. As a result, all fixed income sectors trailed the performance of the U.S. Treasury market.

The Federal Reserve acted aggressively to combat economic deterioration. The Federal Funds Target Rate was reduced from 4.25% to a range of 0% to 0.25% in an effort to spur growth. Additionally, policy makers introduced a host of measures designed to support financial markets. Capital injections were made in the banking, insurance and automotive industries as firms were considered “too big to fail”. Additionally, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator.

Given investor preference for U.S. Treasuries over virtually all other fixed income asset classes, mortgage- backed securities (“MBS”) performance lagged. Non-agency MBS posted sub-par performance as delinquencies increased and demand fell precipitously for non-agency issued mortgage securities.

SECURITY SELECTION
Throughout the reporting period, the fund maintained exposure to non-agency MBS. These securities are collateralized by loans ineligible for agency securitization due mainly to their loan balances, which exceed the agency maximum. As risk aversion grew during the course of the year, the demand for non-government guaranteed securities fell significantly. Slack demand coupled with increased supply due to de-leveraging resulted in falling prices for non-agency MBS.

A portion of dollar roll proceeds was invested in monthly adjustable, agency-issued floaters. While historical volatility of the agency floater sector is low relative to other fixed-rate mortgage securities, such was not the case in 2008. In fact, the floater prices fell during the reporting period as strong selling was met with little demand. Security selection in the non-agency and floating rate sectors negatively impacted performance.

YIELD CURVE
The yield curve, defined as the yield spread between 2-year and 10-year maturity Treasuries, steepened as the Federal Reserve executed a series of rate cuts. The yield spread increased from 0.98% to 1.45%. Investments in Treasury futures designed to benefit from the reshaping of the yield curve positively impacted fund performance, although the benefit was outweighed by the impact of security selection.

1. The Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made directly in an index. The Index was formerly known as the Lehman Brothers Mortgage-Backed Securities Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

GROWTH OF $10,000 INVESTED IN  FEDERATED MORTGAGE STRATEGY PORTFOLIO
The graph below illustrates the hypothetical investment of $10,0001 in Federated Mortgage Strategy Portfolio (the “Fund”) from December 20, 2007 (start of performance) to December 31, 2008, compared to the Barclays Capital Mortgage-Backed Securities Index (BCMSI)2.

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	5.17%
Start of Performance (12/20/2007)	5.69%

 Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCMSI has been adjusted to reflect reinvestment of dividends on securities in the index.

2The BCMSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table (unaudited)

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Type of Investment	Percentage of Total Net Assets[2]
U.S. Government Agency Mortgage-Backed Securities	92.1%
U.S. Government Agency Adjustable Rate Mortgage Securities	10.9%
Non-Agency Mortgage-Backed Securities	6.1%
Cash Equivalents[3]	2.4%
Repurchase Agreements – Collateral[4]	0.4%
Other Assets and Liabilities – Net[5]	(11.9)%
Total	100.0%

1See the Fund’s Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.

2As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

3Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4Includes repurchase agreements purchased with proceeds received in dollar-roll transactions, as well as cash covering when-issued and delayed delivery transactions.

5Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

December 31, 2008

Shares			Value
		MUTUAL FUNDS—100.7%[1]
1,021,505		Federated Mortgage Core Portfolio	$10,102,686
49,879	[2]	Government Obligations Fund, Institutional Shares, 0.96%	49,879
		TOTAL INVESTMENTS —- 100.7% (IDENTIFIED COST $10,049,223)[3]	10,152,565
		OTHER ASSETS AND LIABILITIES —- NET —- (0.7)%[4]	(73,278)
		TOTAL NET ASSETS —- 100%	$10,079,287
1Affiliated companies.

27-Day net yield.

3The cost of investments for federal tax purposes amounts to $10,093,518.

4Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

 Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

 Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

 Level 1 – quoted prices in active markets for identical securities

 Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

 The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices and Investments in Mutual Funds	$10,152,565
Level 2 – Other Significant Observable Inputs	—-
Level 3 – Significant Unobservable Inputs	—-
TOTAL	$10,152,565
 See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets:
Total investments in affiliated issuers, at value (Note 5) (identified cost $10,049,223)		$10,152,565
Receivable for investments sold		20,000
TOTAL ASSETS		10,172,565
Liabilities:
Payable for shares redeemed	$18,272
Income distribution payable	41,839
Payable for custodian fees	1,269
Payable for transfer and dividend disbursing agent fees and expenses	3,238
Payable for auditing fees	15,900
Payable for portfolio accounting fees	6,674
Payable for Directors’/Trustees’ fees	1,517
Accrued expenses	4,569
TOTAL LIABILITIES		93,278
Net assets for 1,008,013 shares outstanding		$10,079,287
Net Assets Consist of:
Paid-in capital		$10,070,496
Net unrealized appreciation of investments		103,342
Accumulated net realized loss on investments		(94,582)
Undistributed net investment income		31
TOTAL NET ASSETS		$10,079,287
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$10,079,287 ÷ 1,008,013 shares outstanding, no par value, unlimited shares authorized		$10.00
 See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Dividends received from affiliated issuers (Note 5)			$488,604
Interest			84
TOTAL INCOME			488,688
Expenses:
Administrative personnel and services fee (Note 5)		$150,000
Custodian fees		6,868
Transfer and dividend disbursing agent fees and expenses		18,180
Directors’/Trustees’ fees		6,066
Auditing fees		15,900
Legal fees		12,917
Portfolio accounting fees		29,425
Share registration costs		21,511
Printing and postage		518
Insurance premiums		4,691
Miscellaneous		100
TOTAL EXPENSES		266,176
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	$(24,914)
Reimbursement of other operating expenses	(241,262)
TOTAL WAIVER AND REIMBURSEMENT		(266,176)
Net expenses			—-
Net investment income			488,688
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on sales of investments in affiliated issuers (Note 5)			(94,582)
Net change in unrealized appreciation of investments			100,453
Net realized and unrealized gain on investments			5,871
Change in net assets resulting from operations			$494,559
 See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 12/31/2008	Period Ended 12/31/2007	[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$488,688	$557
Net realized loss on investments	(94,582)	—-
Net change in unrealized appreciation of investments	100,453	2,889
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	494,559	3,446
Distributions to Shareholders:
Distributions from net investment income	(488,840)	(374)
Share Transactions:
Proceeds from sale of shares	20,624,449	576,271
Net asset value of shares issued to shareholders in payment of distributions declared	133	369
Cost of shares redeemed	(11,130,726)	—-
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	9,493,856	576,640
Change in net assets	9,499,575	579,712
Net Assets:
Beginning of period	579,712	—-
End of period (including undistributed net investment income of $31 and $183, respectively)	$10,079,287	$579,712
1Reflects operations for the period from December 20, 2007 (date of initial public investment) to December 31, 2007.

 See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2008

1. ORGANIZATION
 Federated Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Mortgage Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide total return.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

 In calculating its net asset value (NAV), the Fund generally values investments as follows:

•	Shares of other mutual funds are valued based upon their reported NAVs.

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

 If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

 The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2007 and 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:

	Year Ended 12/31/2008	Period Ended 12/31/2007[1]
Shares sold	2,059,963	57,640
Shares issued to shareholders in payment of distributions declared	13	37
Shares redeemed	(1,109,640)	—-
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	950,336	57,677
1Reflects operations for the period from December 20, 2007 (date of initial public investment) to December 31, 2007.

4. FEDERAL TAX INFORMATION
 The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended December 31, 2008 and for the period ended December 31, 2007, was as follows:

	2008	2007[1]
Ordinary income	$488,840	$374
1Reflects operations for the period from December 20, 2007 (date of initial public investment) to December 31, 2007.

 As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$31
Net unrealized appreciation	$59,047
Capital loss carryforwards and deferrals	$(50,287)
 The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

 At December 31, 2008, the cost of investments for federal tax purposes was $10,093,518. The net unrealized appreciation of investments for federal tax purposes was $59,047. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $59,047.

 At December 31, 2008, the Fund had a capital loss carryforward of $49,239 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

 Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, for federal income tax purposes, post October losses of $1,048 were deferred to January 1, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

 Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”). The Adviser provides investment adviser services at no fee, because all eligible investors are: (1) in separately managed or wrap fee programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-fee programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all operating expenses, excluding extraordinary expenses, incurred by the Fund. For the year ended December 31, 2008, the Adviser reimbursed $241,262 of other operating expenses.

Administrative Fee

 Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
q The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, the net fee paid to FAS was 1.424% of average daily net assets of the Fund. FAS waived $24,914 of its fee. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above. For the year ended December 31, 2008, the Adviser reimbursed the Fund for any fee paid to FAS.

General

 Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

 Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated companies during the year ended December 31, 2008 were as follows:

Affiliates	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
Federated Mortgage Core Portfolio	51,850	2,006,914	1,037,259	1,021,505	$10,102,686	$487,914
Government Obligations Fund, Institutional Shares	—-	4,270,270	4,220,391	49,879	49,879	$690
TOTAL OF AFFILIATED TRANSACTIONS	51,850	6,277,184	5,257,650	1,071,384	$10,152,565	$488,604

 Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in the Federated Mortgage Core Portfolio (Mortgage Core), a portfolio of Federated Core Trust (Core Trust), which is managed by Federated Investment Management Company, the Fund’s Adviser. Core Trust is an open-end management investment company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of Mortgage Core is to provide total return. Federated receives no advisory or administrative fees from Mortgage Core. Income distributions from Mortgage Core are declared daily and paid monthly. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of Mortgage Core, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of Mortgage Core. The financial statements of Mortgage Core are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of the Portfolio in which the Fund invested 100.2% of its net assets at December 31, 2008. The financial statements of Mortgage Core should be read in conjunction with the Fund’s financial statements. The valuation of securities held by Mortgage Core is discussed in the notes to its financial statements.

6. INVESTMENT TRANSACTIONS
 Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$19,822,643
Sales	$10,282,000

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED POOL SERIES AND SHAREHOLDERS OF FEDERATED MORTGAGE STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Federated Mortgage Strategy Portfolio (the “Fund”) (one of the portfolios constituting Federated Managed Pool Series), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mortgage Strategy Portfolio, a portfolio of Federated Managed Pool Series, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2009

Financial Highlights – FEDERATED MORTGAGE CORE PORTFOLIO

(For a Share Outstanding Throughout Each Period)

	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.93	$9.88	$9.91	$10.18	$10.19
Income From Investment Operations:
Net investment income	0.55	0.57	0.56	0.50	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	(0.04)	0.05	(0.03)	(0.25)	(0.01)
TOTAL FROM INVESTMENT OPERATIONS	0.51	0.62	0.53	0.25	0.49
Less Distributions:
Distributions from net investment income	(0.55)	(0.57)	(0.56)	(0.52)	(0.50)
Net Asset Value, End of Period	$9.89	$9.93	$9.88	$9.91	$10.18
Total Return[1]	5.28%	6.48%	5.49%	2.48%	4.95%

Ratios to Average Net Assets:
Net expenses	0.00%[2]	0.02%	0.03%	0.03%	0.03%
Net investment income	5.22%	5.66%	5.55%	4.96%	4.93%
Expense waiver/reimbursement[3]	0.10%	0.08%	0.08%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,918,613	$1,879,760	$1,230,612	$949,405	$790,927
Portfolio turnover[4]	43%	55%	109%	111%	47%
1 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

2 Represents less than 0.01%.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

4 This calculation excludes purchases and sales from dollar-roll transactions.

 See Notes which are an integral part of the Financial Statements

Shareholder Expense Example – FEDERATED MORTGAGE CORE PORTFOLIO (unaudited)

 As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES
 The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
 The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1]
Actual	$1,000	$1,035.80	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.14	$0.00

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Management’s Discussion of Fund Performance– FEDERATED MORTGAGE CORE PORTFOLIO (unaudited)

The fund’s total return, based on net asset value, for the 12-month reporting period ended December 31, 2008 was 5.28%. The Barclays Capital Mortgage-Backed Securities Index (“Index”)1, a performance benchmark for the fund, returned 8.34%.

During the period, the most significant factors affecting the fund’s performance relative to the Index were (1) the selection of securities with different maturities (expressed by a “yield curve” showing the relative yield of similar securities with different maturities); and (2) the selection of individual securities within each sector. The fund’s total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the Index.

MARKET OVERVIEW
Interest rates in 2008 decreased across the Treasury security maturity spectrum. Specifically, two-year and ten-year U.S. Treasury yields declined 2.28% and 1.81% to 0.76% and 2.21%, respectively.

The U.S. economy fell into recession amid falling home, equity and commodity markets. A flight-to-quality bid ensued for U.S. Treasury securities as risk-averse investors shunned all but the most liquid, highest quality, fixed income instruments. As a result, all fixed income sectors trailed the performance of the U.S. Treasury market.

The Federal Reserve acted aggressively to combat economic deterioration. The Federal Funds Target Rate was reduced from 4.25% to a range of 0% to 0.25% in an effort to spur growth. Additionally, policy makers introduced a host of measures designed to support financial markets. Capital injections were made in the banking, insurance and automotive industries as firms were considered “too big to fail”. Additionally, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator.

Given investor preference for U.S. Treasuries over virtually all other fixed income asset classes, mortgage- backed securities (“MBS”) performance lagged. Non-agency MBS posted sub-par performance as delinquencies increased and demand fell precipitously for non-agency issued mortgage securities.

SECURITY SELECTION
 Throughout the reporting period, the fund maintained exposure to non-agency MBS. These securities are collateralized by loans ineligible for agency securitization due mainly to their loan balances, which exceed the agency maximum. As risk aversion grew during the course of the year, the demand for non-government guaranteed securities fell significantly. Slack demand coupled with increased supply due to de-leveraging resulted in falling prices for non-agency MBS.

 A portion of dollar-roll proceeds was invested in monthly adjustable, agency-issued floaters. While historical volatility of the agency floater sector is low relative to other fixed-rate mortgage securities, such was not the case in 2008. In fact, the floater prices fell during the reporting period as strong selling was met with little demand. Security selection in the non-agency and floating rate sectors negatively impacted performance.

YIELD CURVE
 The yield curve, defined as the yield spread between 2-year and 10-year maturity Treasuries, steepened as the Federal Reserve executed a series of rate cuts. The yield spread increased from 0.98% to 1.45%. Investments in Treasury futures designed to benefit from the reshaping of the yield curve positively impacted fund performance, although the benefit was outweighed by the impact of security selection.

1The Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made directly in an index. The Index was formerly known as the Lehman Brothers Mortgage-Backed Securities Index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, visit FederatedInvestors.com or call 1-800-341-7400.

GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Mortgage Core Portfolio (the “Fund”) from February 22, 1999 (start of performance) to December 31, 2008, compared to the Barclays Capital Mortgage-Backed Securities Index (BCMSI)2.

Average Annual Total Returns for the Period Ended 12/31/2008
1 Year	5.28%
5 Years	4.93%
Start of Performance (2/22/1999)	5.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1Represents a hypothetical investment of $10,000. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCMSI has been adjusted to reflect reinvestment of dividends on securities in the index.

2The BCMSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Portfolio of Investments Summary Table – FEDERATED MORTGAGE CORE PORTFOLIO (unaudited)

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Type of Investment	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	91.8%
U.S. Government Agency Adjustable Rate Mortgage Securities	10.9%
Non-Agency Mortgage-Backed Securities	6.1%
Cash Equivalents[2]	1.9%
Repurchase Agreements—Collateral[3]	0.5%
Other Assets and Liabilities—Net[4]	(11.2)%
TOTAL	100.0%
1See the Fund’s Confidential Private Offering Memorandum for a description of the principal types of securities in which the Fund invests.

2Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3Includes repurchase agreements purchased with cash collateral received in securities lending and/or dollar-roll transactions, as well as cash covering when-issued and delayed delivery transactions.

4Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments – FEDERATED MORTGAGE CORE PORTFOLIO
December 31, 2008

Principal Amount or Shares			Value
		ADJUSTABLE RATE MORTGAGES—10.9%
		Federal Home Loan Mortgage Corporation—3.2%
$19,142,500		ARM, 4.468%, 4/1/2038	$19,131,991
6,550,776		ARM, 4.640%, 5/1/2038	6,586,006
6,764,739		ARM, 5.727%, 1/1/2037	6,911,026
16,963,213		ARM, 5.762%, 5/1/2037	17,355,233
11,927,497		ARM, 5.875%, 2/1/2037	12,249,790
		TOTAL	62,234,046
		Federal National Mortgage Association—7.7%
8,974,754		ARM, 3.850%, 7/1/2034	8,881,865
9,906,361		ARM, 4.650%, 8/1/2035	10,026,961
8,712,033		ARM, 4.660%, 8/1/2034	8,795,964
18,183,415		ARM, 4.790%, 6/1/2038	18,294,243
7,347,032		ARM, 4.860%, 6/1/2038	7,412,729
10,347,638		ARM, 5.070%, 7/1/2038	10,477,439
1,344,310		ARM, 5.270%, 1/1/2037	1,364,133
8,182,527		ARM, 5.520%, 8/1/2036	8,339,705
12,368,242		ARM, 5.540%, 2/1/2047	12,646,453
18,893,949		ARM, 5.620%, 4/1/2036 - 2/1/2037	19,378,218
14,132,717		ARM, 5.700%, 2/1/2037	14,477,768
9,457,678		ARM, 5.720%, 3/1/2036	9,665,737
7,917,064		ARM, 5.900%, 10/1/2036	8,115,307
9,184,653		ARM, 5.950%, 7/1/2036	9,456,721
		TOTAL	147,333,243
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $207,262,692)	209,567,289
		COLLATERALIZED MORTGAGE OBLIGATIONS—15.6%
		Federal Home Loan Mortgage Corporation—5.3%
19,291,384		REMIC 3144 FB, 1.545%, 4/15/2036	18,694,018
15,097,639		REMIC 3160 FD, 1.525%, 5/15/2036	14,728,476
10,374,719		REMIC 3175 FE, 1.505%, 6/15/2036	10,154,598
26,855,149		REMIC 3179 FP, 1.575%, 7/15/2036	26,237,274
4,307,133		REMIC 3206 FE, 1.595%, 8/15/2036	4,196,326
16,538,288		REMIC 3260 PF, 1.495%, 1/15/2037	15,809,738
11,762,648		REMIC 3296 YF, 1.595%, 3/15/2037	11,277,565
		TOTAL	101,097,995
		Federal National Mortgage Association—4.2%
2,783,798		REMIC 2005-63 FC, 0.721%, 10/25/2031	2,652,864
14,683,865		REMIC 2006-104 FY, 0.811%, 11/25/2036	14,186,651
19,009,396		REMIC 2006-115 EF, 0.831%, 12/25/2036	18,465,472
4,069,302		REMIC 2006-43 FL, 0.871%, 6/25/2036	3,928,907
10,298,144		REMIC 2006-58 FP, 0.771%, 7/25/2036	9,944,599
17,659,121		REMIC 2006-81 FB, 0.821%, 9/25/2036	17,073,335
15,735,217		REMIC 2006-85 PF, 0.851%, 9/25/2036	14,962,404
		TOTAL	81,214,232
		Non-Agency Mortgage—6.1%
13,474,377		Bank of America Mortgage Securities 2007-3, Class 1A1, 6.000%, 9/25/2037	8,977,858
6,994,086		Chase Mortgage Finance Corp. 2004-S3, Class 1A1, 5.000%, 3/25/2034	5,562,115
14,541,506		Citicorp Mortgage Securities, Inc. 2007-4, Class 2A1, 5.500%, 5/25/2022	11,082,025
7,064,578		Countrywide Home Loans 2005-21, Class A2, 5.500%, 10/25/2035	5,319,384
14,848,437		Countrywide Home Loans 2007-14, Class A18, 6.000%, 9/25/2037	13,928,147
13,504,317		Countrywide Home Loans 2007-17, Class 3A1, 6.750%, 10/25/2037	8,468,978
12,605,782		Countrywide Home Loans 2007-18, Class 2A1, 6.500%, 11/25/2037	8,499,328
8,894,572		Credit Suisse Mortgage Capital Certificate 2007-4, Class 4A2, 5.500%, 6/25/2037	7,134,302
13,434,272		Indymac IMJA Mortgage Loan Trust 2007-A2, Class 2A1, 6.500%, 10/25/2037	9,057,929
13,419,681		Lehman Mortgage Trust 2007-8, Class 2A2, 6.500%, 9/25/2037	9,048,091
15,456,460		Lehman Mortgage Trust 2007-9, Class 1A1, 6.000%, 10/25/2037	10,298,502
6,513,400		Residential Funding Mortgage Securities I 2005-SA3, Class 3A, 5.236%, 8/25/2035	3,861,889
14,254,835		Structured Asset Securities Corp. 2005-17, Class 5A1, 5.500%, 10/25/2035	10,733,399
6,282,376		Wells Fargo Mortgage Backed Securities Trust 2003-18, Class A2, 5.250%, 12/25/2033	5,004,620
		TOTAL	116,976,567
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $347,451,353)	299,288,794
		MORTGAGE-BACKED SECURITIES—82.3%
		Federal Home Loan Mortgage Corporation—45.0%
44,671,800		4.500%, 6/1/2019 - 9/1/2021	45,847,719
243,192,680		5.000%, 7/1/2019 - 1/1/2039	248,899,204
274,530,082		5.500%, 3/1/2021 - 9/1/2038	281,758,505
217,678,323	[1]	6.000%, 5/1/2014 - 1/1/2039	224,444,352
53,358,353		6.500%, 7/1/2014 - 7/1/2038	55,525,313
5,231,522		7.000%, 12/1/2011 - 9/1/2037	5,450,850
840,252		7.500%, 12/1/2022 - 7/1/2031	885,405
719,636		8.000%, 11/1/2009 - 3/1/2031	764,105
17,667		8.500%, 9/1/2025	19,002
37,088		9.000%, 5/1/2017	39,858
1,738		9.500%, 4/1/2021	1,948
		TOTAL	863,636,261
		Federal National Mortgage Association—36.4%
8,713,813		4.500%, 12/1/2019	8,948,708
62,740,597		5.000%, 7/1/2034 - 2/1/2036	64,194,100
282,468,917		5.500%, 2/1/2009 - 7/1/2038	290,125,606
215,054,957	[1]	6.000%, 12/1/2013 - 1/1/2039	221,811,461
84,660,561	[1]	6.500%, 2/1/2009 - 1/1/2039	88,074,870
21,929,519		7.000%, 7/1/2010 - 6/1/2037	23,014,449
1,053,846		7.500%, 6/1/2011 - 6/1/2033	1,104,676
346,429		8.000%, 7/1/2023 - 3/1/2031	366,749
16,536		9.000%, 11/1/2021 - 6/1/2025	17,883
		TOTAL	697,658,502
		Government National Mortgage Association—0.9%
12,834,720		6.000%, 10/15/2028 - 6/15/2037	13,280,084
1,612,159		6.500%, 10/15/2028 - 2/15/2032	1,694,492
1,469,151		7.000%, 11/15/2027 - 2/15/2032	1,543,953
579,691		7.500%, 4/15/2029 - 1/15/2031	610,354
829,760		8.000%, 2/15/2010 - 11/15/2030	904,513
130,169		8.500%, 3/15/2022 - 11/15/2030	144,114
2,073		9.500%, 10/15/2020	2,362
229,820		12.000%, 4/15/2015 - 6/15/2015	264,390
		TOTAL	18,444,262
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $1,513,537,710)	1,579,739,025
		MUTUAL FUND—1.9%
36,093,925	[2,3]	Government Obligations Fund, Institutional Shares, 0.96% (AT NET ASSET VALUE)	36,093,925
		REPURCHASE AGREEMENT—0.5%
$8,568,000	[4]	Interest in $12,906,000 joint repurchase agreement 0.30%, dated 12/11/2008 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $12,909,549 on 1/13/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 7/25/2036 and the market value of those underlying securities was $13,295,617 (segregated pending settlement of dollar-roll transactions). (AT COST)	8,568,000
		TOTAL INVESTMENTS—111.2% (IDENTIFIED COST $2,112,913,680)[5]	2,133,257,033
		OTHER ASSETS AND LIABILITIES - NET—(11.2)%[6]	(214,643,821)
		TOTAL NET ASSETS—100%	$1,918,613,212
1All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

2Affiliated company.

37-Day net yield.

4Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days’ notice.

5The cost of investments for federal tax purposes amounts to $2,110,623,764.

6Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions as of December 31, 2008.

 Note: The categories of investments are shown as a percentage of total net assets at December 31, 2008.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

 Level 1—quoted prices in active markets for identical securities

 Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

 The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

 The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices and Investments in Mutual Funds	$36,093,925
Level 2—Other Significant Observable Inputs	2,097,163,108
Level 3—Significant Unobservable Inputs	—
TOTAL	$2,133,257,033
 The following acronyms are used throughout this portfolio:

ARM	—Adjustable Rate Mortgage
REMIC	—Real Estate Mortgage Investment Conduit
 See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities – FEDERATED MORTGAGE CORE PORTFOLIO

December 31, 2008

Assets:
Total investments in securities, at value including $36,093,925 of investments in an affiliated issuer (Note 5) (identified cost $2,112,913,680)		$2,133,257,033
Income receivable		9,103,664
Other receivables		106,805
TOTAL ASSETS		2,142,467,502
Liabilities:
Payable for investments purchased	$216,903,601
Payable for shares redeemed	20,000
Income distribution payable	6,848,264
Accrued expenses	82,425
TOTAL LIABILITIES		223,854,290
Net assets for 194,049,860 shares outstanding		$1,918,613,212
Net Assets Consist of:
Paid-in capital		$1,930,250,040
Net unrealized appreciation of investments		20,343,353
Accumulated net realized loss on investments and futures contracts		(31,996,950)
Undistributed net investment income		16,769
TOTAL NET ASSETS		$1,918,613,212
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$1,918,613,212 ÷ 194,049,860 shares outstanding, no par value, unlimited shares authorized		$9.89
 See Notes which are an integral part of the Financial Statements

Statement of Operations – FEDERATED MORTGAGE CORE PORTFOLIO

Year Ended December 31, 2008

Investment Income:
Interest			$103,517,206
Dividends received from an affiliated issuer (Note 5)			2,167,438
TOTAL INCOME			105,684,644
Expenses:
Administrative personnel and services fee (Note 5)		$1,581,296
Custodian fees		91,461
Transfer and dividend disbursing agent fees and expenses		23,529
Directors’/Trustees’ fees		20,673
Auditing fees		25,400
Legal fees		13,984
Portfolio accounting fees		180,374
Insurance premiums		7,855
Miscellaneous		543
TOTAL EXPENSES		1,945,115
Waiver and Reimbursement (Note 5):
Waiver of administrative personnel and services fee	$(1,581,296)
Reimbursement of other operating expenses	(363,819)
TOTAL WAIVER AND REIMBURSEMENT		(1,945,115)
Net expenses			—
Net investment income			105,684,644
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			8,542,630
Net realized gain on futures contracts			2,611,078
Net change in unrealized appreciation of investments			(12,422,412)
Net change in unrealized appreciation of futures contracts			(277,220)
Net realized and unrealized loss on investments and futures contracts			(1,545,924)
Change in net assets resulting from operations			$104,138,720
 See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets – FEDERATED MORTGAGE CORE PORTFOLIO

Year Ended December 31	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$105,684,644	$87,288,058
Net realized gain (loss) on investments and futures contracts	11,153,708	(6,373,518)
Net change in unrealized appreciation/depreciation of investments and futures contracts	(12,699,632)	19,397,993
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	104,138,720	100,312,533
Distributions to Shareholders:
Distributions from net investment income	(112,664,469)	(89,466,830)
Share Transactions:
Proceeds from sale of shares	565,020,648	726,641,657
Net asset value of shares issued to shareholders in payment of distributions declared	86,035,549	82,501,277
Cost of shares redeemed	(603,677,069)	(170,840,790)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	47,379,128	638,302,144
Change in net assets	38,853,379	649,147,847
Net Assets:
Beginning of period	1,879,759,833	1,230,611,986
End of period (including undistributed net investment income of $16,769 and $105,591, respectively)	$1,918,613,212	$1,879,759,833
 See Notes which are an integral part of the Financial Statements

Notes to Financial Statements – FEDERATED MORTGAGE CORE PORTFOLIO

December 31, 2008

1. ORGANIZATION
 Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four diversified portfolios. The financial statements included herein are only those of Federated Mortgage Core Portfolio (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund’s investment objective is to provide total return. The Fund is an investment vehicle used by the other Federated funds that invest some of their assets in mortgage-backed securities. Currently, the Fund is only available for purchase by other Federated funds and their affiliates, other investment companies or insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

 In calculating its net asset value (NAV), the Fund generally values investments as follows:

•
Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

 It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

 With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund’s Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

 Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund complies with the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. As of and during the year ended December 31, 2008, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (TBAs). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Futures Contracts

The Fund purchases financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended December 31, 2008, the Fund had a net realized gain on futures contracts of $2,611,078.

At December 31, 2008, the Fund had no outstanding futures contracts.

Dollar-Roll Transactions

The Fund may engage in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risk and credit risks.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:

Year Ended December 31	2008	2007
Shares sold	57,482,932	73,800,201
Shares issued to shareholders in payment of distributions declared	8,711,171	8,388,050
Shares redeemed	(61,414,001)	(17,411,893)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	4,780,102	64,776,358

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for dollar-roll adjustments.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$6,891,003	$(6,891,003)
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$112,664,469	$89,466,830
As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,769
Net unrealized appreciation	$22,743,185
Capital loss carryforwards	$(34,396,782)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and dollar-roll adjustments.

At December 31, 2008, the cost of investments for federal tax purposes was $2,110,623,764. The net unrealized appreciation of investments for federal tax purposes was $22,633,269. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $70,966,017 and net unrealized depreciation from investments for those securities having an excess of cost over value of $48,332,748.

At December 31, 2008, the Fund had a capital loss carryforward of $34,396,782 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$2,486,329
2013	$6,890,426
2014	$18,701,202
2015	$6,318,825

The Fund used capital loss carryforwards of $3,582,700 to offset taxable capital gains realized during the year ended December 31, 2008.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund’s investment adviser (the “Adviser”), subject to direction of the Trustees. The Adviser provides investment adviser services at no fee, because all investors in the Fund are other Federated funds, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time. For the year ended December 31, 2008, the Adviser voluntarily reimbursed $363,819 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2008, FAS waived its entire fee of $1,581,296.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated company during the year ended December 31, 2008 were as follows:

Affiliate	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value	Dividend Income
Government Obligations Fund, Institutional Shares	—	927,259,013	891,165,088	36,093,925	$36,093,925	$2,167,438

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008, were as follows:

Purchases	$6,593,255
Sales	$23,004,327

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the Fund did not utilize the LOC.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of December 31, 2008, there were no outstanding loans. During the year ended December 31, 2008, the program was not utilized.

9. LEGAL PROCEEDINGS
Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

10. RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Report of Independent Registered Public Accounting Firm – FEDERATED MORTGAGE CORE PORTFOLIO

TO THE BOARD OF TRUSTEES OF FEDERATED CORE TRUST AND SHAREHOLDERS OF FEDERATED MORTGAGE CORE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Federated Mortgage Core Portfolio (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Mortgage Core Portfolio, a portfolio of Federated Core Trust, at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2009

Board of Trustees and Trust Officers

 The Board is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Trustee Emeritus, Children’s Hospital of Pittsburgh Foundation;Trustee Emeritus, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex;

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: October 2005
Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Chairman, Audit Committee.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: January 2008
Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting); Consultant, EZE Castle Software (investment order management software); Partner, Midway Pacific (lumber).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Director, EZE Castle Software.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: October 2005
Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006
Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 2005
Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: October 2005
Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: October 2005
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund’s Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino Birth Date: November 3, 1954 VICE PRESIDENT Began serving: October 2005
Principal Occupations: Joseph M. Balestrino is Vice President of the Trust. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund’s Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract –May 2008

FEDERATED MORTGAGE STRATEGY PORTFOLIO (THE “FUND”)
The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2008. The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. The Fund is distinctive in that it: is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs or certain other discretionary investments accounts; and may also be offered to other Federated funds. In addition, the Adviser does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund.

The Federated funds’ Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance, and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s overall expense structure; the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board’s evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

Because the Adviser does not charge the Fund an investment advisory fee, the Fund’s Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. Because the Adviser does not charge an investment advisory fee for its services, these reports generally cover fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive non-advisory fees and/or reimburse other expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to some sufficient size to be relevant. With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. These materials are also available at the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at
www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Cusip 31421P407

38011 (2/09)

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $55,300

Fiscal year ended 2007 - $37,200

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $9,902 respectively.  Fiscal year end 2007 - Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $103,260

Fiscal year ended 2007 - $160,498

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                                Federated Managed Pool Series

By                               /S/ Richard A. Novak, Principal Financial Officer___

                 Richard A. Novak, Principal Financial Officer

Date                       February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By                              /S/J. Christopher Donahue

      J. Christopher Donahue, Principal Executive Officer

Date                      February 20, 2009

By                              /S/ Richard A. Novak

      Richard A. Novak, Principal Financial Officer

Date                      February 20, 2009